UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2013

______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2013 the Board of Directors of KBR, Inc. adopted a non-employee directors elective deferral plan that permits the Company’s non-employee directors to make an annual election to defer payment of some or all of their cash retainers and equity compensation for the following year.  Directors also have the option to elect to have their cash compensation converted to restricted stock units.  The above summary of the terms of the plan is qualified in its entirety by reference to the full text of the plan, which is filed as Exhibit 10.1 to this Current Report

ITEM 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

10.1           KBR Non-Employee Directors Elective Deferral Plan

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2013	KBR, INC. By: /s/ Jeffrey B. King Name:Jeffrey B. King Title: Vice President, Public Law